                                                                   EXHIBIT 10.16


                        AMENDMENT (this "Amendment") dated July 21, 2005 to the
                  Stockholders Agreement (as amended or modified from time to time the "Agreement") dated as of April 18, 2002 among Pike Electric Corporation, a Delaware corporation, as successor by merger to Pike Holdings, Inc., the Rollover Holders (as defined therein), the Management Stockholders (as defined therein) and LGB Pike II LLC, a Delaware limited liability company, as successor to LGB Pike LLC. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

      1. Termination of Certain Sections. Sections 2.01, 2.02, 7.06, 7.07(a) and 7.07(b) of the Agreement shall terminate upon the closing of the Initial Public Offering.

      2. Except as otherwise provided for herein, this Amendment shall be governed in accordance with Article VII of the Agreement.

      3. As of the date hereof, all references in any document to the Agreement shall be deemed to be references to the Agreement as modified by this Amendment, and, except as specifically amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof.

            IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date first written above.

                      PIKE ELECTRIC CORPORATION,

                               by

                                  /s/ J. Eric Pike
                               ---------------------------------
                               Name:  J. Eric Pike
                               Title: President and Chief
                                      Executive Officer

                      LGB PIKE ii LLC,

                         by  LINDSAY GOLDBERG & BESSEMER L.P.,
                            its manager,

                         by  LINDSAY GOLDBERG & BESSEMER GP L.P.,
                            its general partner,

                         by  LINDSAY GOLDBERG & BESSEMER GP LLC,
                            its general partner,

                               by

                                 /s/ Alan E. Goldberg
                               ---------------------------------
                               Name:  Alan E. Goldberg
                               Title: Authorized Signatory

                               by

                                 /s/ Robert D. Lindsay
                               ---------------------------------
                               Name:  Robert D. Lindsay
                               Title: Authorized Signatory